                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549



                                  FORM 8-K




                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               August 28, 1998
                      ---------------------------------
                      (Date of earliest event reported)



                           BankAmerica Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



         Delaware                     1-7377                 94-1681731
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(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)              File Number)       Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
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Address of principal executive offices)                   (Zip Code)



                                415-622-3530
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            (Registrant's telephone number, including area code)
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    Item 5.     Other Events.
                ------------

                Attached hereto as Exhibit 99 is a copy of BankAmerica Corporation's press release dated August 28, 1998 titled "BankAmerica Statement on Impact of Global Volatility and its Reduced Russian Exposure."


    Item 7.     Financial Statements, Pro Forma Financial Statements and
                --------------------------------------------------------
Exhibits
--------

(c)     Exhibits

Number       Description
------       -----------

  99         BankAmerica Corporation press release titled
             "BankAmerica Statement on Impact of Global
             Volatility and its Reduced Russian Exposure."



                                 SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BANKAMERICA CORPORATION
                                        -----------------------
                                             (Registrant)


Date:  August 28, 1998

                                 By     /S/ CHERYL A. SOROKIN
                                        ---------------------
                                        Cheryl Sorokin
                                        Executive Vice President
                                        and Corporate Secretary
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                             EXHIBIT INDEX


Exhibit
Number     Description
--------   -----------
99         BankAmerica Corporation press release titled
           "BankAmerica Statement on Impact of Global Volatility and its Reduced Russian Exposure."